Exceptional items	6 Months Ended
Jun. 30, 2019
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Exceptional items

7. Exceptional items

IAS 1 Presentation of financial statements requires material items of income and expense to be disclosed separately. Exceptional items are items, which in management’s judgment need to be disclosed by virtue of their size or incidence in order for the user to obtain a proper understanding of the financial information. The company considers these items to be significant in nature, and accordingly, management has excluded these from their segment measure of performance as noted in Note 5 Segment Reporting.

The exceptional items included in the income statement are as follows:

For the six-month period ended 30 June Million US dollar	2019	2018
Restructuring	(58)	(137)
Acquisition costs business combinations	(23)	(38)
Business and asset disposal (including impairment losses)	(24)	(21)

Impact on profit from operations	(104)	(196)
Exceptional net finance income/(cost)	1 166	(494)
Exceptional taxes	(5)	45
Exceptional non-controlling interest	12	(3)

Net impact on profit attributable to equity holders of AB InBev	1 069	(648)

The exceptional restructuring charges for the six-month period ended 30 June 2019 amount to (58)m US dollar (30 June 2018: (137)m US dollar). These charges primarily relate to organizational alignments. These changes aim to eliminate overlapping organizations or duplicated processes, taking into account the right match of employee profiles with the new organizational requirements. These one-time expenses provide the company with a lower cost base in addition to a stronger focus on AB InBev’s core activities, quicker decision-making and improvements to efficiency, service and quality.

Acquisition costs of business combinations amount to (23)m US dollar for the six-month period ended 30 June 2019, primarily related to cost incurred to facilitate the combination with SAB (30 June 2018: (38)m US dollar).

Business and asset disposals amount to (24)m US dollar for the six-month period ended 30 June 2019 and primarily relate to cost related to the completion of 2018 disposals. Business and asset disposals amounted to (21)m US dollar for the six-month period ended 30 June 2018 and mainly resulted from the IFRS treatment of the 50:50 merger of AB InBev’s and Anadolu Efes’ Russia and Ukraine businesses and related transaction cost (see also Note 6 Acquisitions and disposals of subsidiaries).

The company recognized a exceptional net finance income of 1 166m US dollar for the six-month period ended 30 June 2019 (30 June 2018: (494)m US dollar cost) – see Note 8 Finance cost and income.

All the above amounts are before income taxes. The exceptional items for the six-month period ended 30 June 2019 increased income taxes by 5m US dollar (30 June 2018: decrease of income taxes by 45m US dollar).

Non-controlling interest on the exceptional items amounts to 12m US dollar for the six-month period ended 30 June 2019 (30 June 2018: (3)m US dollar).